SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                29 December 1999
--------------------------------------------------------------------------------
                Date of report (Date of earliest event reported)


                                Spire Corporation
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                  Massachusetts
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       0-12742                                           04-2457335
--------------------------------------------------------------------------------
(Commission File Number)                    (I.R.S. Employer Identification No.)


One Patriots Park, Bedford, Massachusetts                           01730-2396
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                            (Zip Code)


                                 (781) 275-6000
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


                                       N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.    ACQUISITION OR DISPOSITION OF ASSETS.
           -------------------------------------
(a) On December 29, 1999 Spire Corporation (the "Company") consummated the sale of substantially all the assets of its optoelectronics business segment ("Spire Optoelectronics") for $12,950,000 in cash to Methode Massachusetts, LLC ("Buyer"), a wholly owned subsidiary of Methode Electronics, Inc.

      The assets of Spire Optoelectronics acquired by Buyer included the following:

            Machinery and equipment and other fixed assets;
            Inventory and other current assets;
            Certain contract and other rights;
            Certain proprietary rights; and
            Certain other assets.

      The assets of Spire Optoelectronics acquired by Buyer did not include the following:

            Cash;
            Accounts receivable;
            Government contracts; and
            Rights to use the "Spire" trade name or trademark.

      Buyer assumed the following liabilities of Spire Optoelectronics:

            Commercial obligations under certain executory contracts;

            Approximately $77,000 of customer advances received by the Company in the ordinary course of business; and

            Up to two weeks of accrued vacation for each employee of Spire Optoelectronics hired by Buyer.

(b)   Not applicable.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
         ------------------------------------------------------------------

(a)   Financial Statements of Business as Acquired:  Not applicable.

(b)   Pro Forma Financial Information:  Filed herewith.

(c)   Exhibits:

      1. Asset Purchase Agreement dated as of November 18, 1999 by and among Methode Electronics, Inc., Methode Massachusetts, Inc. and Spire Corporation.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         SPIRE CORPORATION
                                         (Registrant)

Date:  15 February 2000                  By: /s/ Roger G. Little
      ------------------                     -----------------------
                                             Roger G. Little
                                             President & Chief Executive Officer

                    PRO FORMA COMBINED FINANCIAL INFORMATION


      The unaudited Pro Forma Combined Statement of Operations of Spire Corporation and subsidiary for the nine months ended September 30, 1999 and the fiscal year ended December 31, 1998 presents the pro forma combined results of operations of Spire Corporation, assuming that the transaction contemplated by the Company in connection with the sale of substantially all of the assets of its Optoelectronics business, had been completed as of January 1, 1999 and January 1, 1998, respectively and includes all material adjustments necessary to restate Spire Corporation's historical results. The adjustments required to reflect such transaction are set forth in the "Pro Forma Adjustments" column.

      The unaudited Pro Forma Combined Balance Sheet of Spire Corporation and subsidiary of September 30, 1999 presents the pro forma combined financial position of Spire Corporation and subsidiary, assuming that the transaction contemplated by the sale described in the preceding paragraph had been completed as of 31 December 1998. The adjustments required to reflect such transaction are set forth in the "Pro Forma Adjustments" column.

      The unaudited pro forma combined financial statements of Spire Corporation and subsidiary should be read in conjunction with the historical financial statements and related notes of the Company on page five of this document. The unaudited pro forma combined financial information presented is for informational purposes only and may not necessarily reflect future results of operations or financial position of Spire Corporation and subsidiary or what the results of operations or financial position of Spire Corporation and subsidiary would actually have been had Spire Corporation and subsidiary completed the sale of the assets of its Optoelectronics business during the periods shown. See Form 8-K filed January 13, 2000.

                        SPIRE CORPORATION AND SUBSIDIARY
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

                                                                                        Pro Forma
                                                                     Historical        Adjustments       Pro Forma
                                                                    ============      ============      ============
Net sales and revenues
----------------------
    Contract research, service and license revenues                 $  6,999,614      $   (861,547)(b)  $  6,138,067
    Sales of manufacturing equipment                                   2,221,708              --           2,221,708
                                                                    ------------      ------------      ------------
        Total sales and revenues                                       9,221,322          (861,547)        8,359,775
                                                                    ------------      ------------      ------------

Costs and expenses
------------------
    Cost of contract research, services and licenses                   5,431,079          (740,732)(c)     4,690,347
    Cost of manufacturing equipment                                    1,904,953              --           1,904,953
    Selling, general and administrative expenses                       3,373,433          (176,972)(d)     3,196,461
    Other operating charges                                                 --                --                --
                                                                    ------------      ------------      ------------
        Total costs and expenses                                      10,709,465          (917,704)        9,791,761
                                                                    ------------      ------------      ------------

Earnings (loss) from operations                                       (1,488,142)           56,157        (1,431,985)
-------------------------------

Other income                                                                --          10,371,305(a)     10,371,305

Interest income (expense), net                                           (81,421)           81,421(e)           --
                                                                    ------------      ------------      ------------

Earnings (loss) before income taxes                                   (1,569,564)       10,508,883         8,939,320

Income tax expense                                                            --         1,434,031(f)      1,434,031
                                                                    ------------      ------------      ------------

Net earnings (loss)                                                 $ (1,569,564)     $  9,074,852      $  7,505,289
-------------------                                                 ============      ============      ============

Earnings (loss) per share of common stock                           $      (0.48)     $       2.79      $       2.31
-----------------------------------------                           ============      ============      ============

Weighted average number of common and
    common equivalent shares outstanding                               3,244,266              --           3,244,261
                                                                    ============      ============      ============

  See accompanying notes to Unaudited Pro Forma Combined Financial Information.

                        SPIRE CORPORATION AND SUBSIDIARY
                  UNAUDITED PRO FORMA STATEMENTS OF OPERATIONS

                   FOR THE FISCAL YEAR ENDED DECEMBER 31, 1998

                                                                                        Pro Forma
                                                                     Historical        Adjustments       Pro Forma
                                                                    ============      ============      ============
Net sales and revenues
----------------------
    Contract research, service and license revenues                 $ 10,924,062      $ (1,387,021)(b)  $  9,537,041
    Sales of manufacturing equipment                                   3,219,181              --           3,219,181
                                                                    ------------      ------------      ------------
        Total sales and revenues                                      14,143,243        (1,387,021)       12,756,222
                                                                    ------------      ------------      ------------

Costs and expenses
------------------
    Cost of contract research, services and licenses                   8,102,075        (1,491,515)(c)     6,610,560
    Cost of manufacturing equipment                                    3,106,948              --           3,106,948
    Selling, general and administrative expenses                       5,146,930          (351,572)(d)     4,795,358
    Other operating charges                                            1,243,989              --           1,243,989
                                                                    ------------      ------------      ------------
        Total costs and expenses                                      17,599,942        (1,840,087)       15,759,855
                                                                    ------------      ------------      ------------

Earnings (loss) from operations                                       (3,456,699)          453,066        (3,003,633)
-------------------------------

Other income                                                                --          10,371,305(a)     10,371,305

Interest income (expense), net                                             4,005            19,000(e)         23,005
                                                                    ------------      ------------      ------------

Earnings (loss) before income taxes                                   (3,452,694)       10,843,371         7,390,677

Income tax expense                                                       358,578         1,434,031(f)      1,792,609
                                                                    ------------      ------------      ------------

Net earnings (loss)                                                 $ (3,811,272)     $  9,409,340      $  5,598,068
-------------------                                                 ============      ============      ============

Earning (loss) per share of common stock                            $      (1.18)     $       2.91      $       1.73
----------------------------------------                            ============      ============      ============

Weighted average number of common and
    common equivalent shares outstanding                               3,235,271              --           3,235,271
                                                                    ============      ============      ============

  See accompanying notes to Unaudited Pro Forma Combined Financial Information.

                        SPIRE CORPORATION AND SUBSIDIARY
                        UNAUDITED PRO FORMA BALANCE SHEET
                               SEPTEMBER 30, 1999

                                                                                        Pro Forma
                                                                     Historical        Adjustments       Pro Forma
                                                                    ============      ============      ============
ASSETS
Current assets
--------------
    Cash and cash equivalents                                       $    333,422      $ 11,256,846(g)   $ 11,590,268
    Accounts receivable, net                                           3,094,388              --           3,094,388
    Inventories                                                        1,908,550           (76,782)(h)     1,831,768
    Prepaid expenses and other current assets                            301,286              --             301,286
                                                                    ------------      ------------      ------------
        Total current assets                                           5,637,646              --          16,817,310
                                                                    ------------      ------------      ------------

Property and equipment, net                                            4,441,049        (2,018,363)(h)     2,422,686
                                                                    ------------      ------------      ------------

Other assets                                                             272,180          (106,956)(h)       165,224
                                                                    ------------      ------------      ------------
                                                                    $ 10,350,875      $  9,054,745      $ 19,405,620
                                                                    ============      ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
-------------------
    Accounts payable                                                $  1,751,529      $       --        $  1,751,529
    Accrued liabilities                                                  944,737              --             944,737
    Notes payable                                                      1,316,560        (1,316,560)(i)          --
    Tax liability                                                            --          1,434,031(j)      1,434,031
    Advances on contracts in progress                                  1,484,406              --           1,484,406
                                                                    ------------      ------------      ------------
        Total current liabilities                                      5,497,231           117,471         5,614,702
                                                                    ------------      ------------      ------------

Stockholders' equity
--------------------
    Common stock, $.01 par value; shares
        authorized 20,000,000; issued 3,797,176
        shares in 1999                                                    37,972              --              37,972
    Additional paid-in capital                                         9,783,769              --           9,783,769
    Retained earnings (deficit)                                       (3,748,408)        8,937,234(k)      5,188,866
                                                                    ------------      ------------      ------------
                                                                       6,073,333         8,937,274        15,010,607
    Treasury stock at cost, 552,160 shares                            (1,219,688)             --          (1,219,688)
                                                                    ------------      ------------      ------------
        Total stockholders' equity                                     4,853,644              --          13,790,919
                                                                    ------------      ------------      ------------
                                                                    $ 10,350,875      $  8,937,274      $ 19,405,620
                                                                    ============      ============      ============

  See accompanying notes to Unaudited Pro Forma Combined Financial Information.

                          NOTES TO UNAUDITED PRO FORMA
                         COMBINED FINANCIAL INFORMATION



(a) To record the gain on the sale of the assets of Spire's Optoelectronics business as though the transaction happened on January 1, 1999 for the nine months ended September 30, 1999, and on January 1, 1998 for the year ended December 31, 1998.

(b) To record the estimated reduction in service revenues that would have resulted from the sale of the assets of Spire's Optoelectronics business on January 1, 1999 for the nine months ended September 30, 1999, and January 1, 1998 for the year ended December 31, 1998.

(c) To record the estimated reduction in cost of sales attributable to the reduction in service revenues described in entry (b) above.

(d) To record the estimated reduction in selling, general and administrative expenses that would have resulted from the sale of the assets of Spire's Optoelectronics business on January 1, 1999 for the nine months ended September 30, 1999, and January 1, 1998 for the year ended December 31, 1998. As a result of the sale of the Optoelectronics business, the Company would have incurred lower selling and marketing and administrative labor costs.

(e) To record the estimated reduction in interest expense, assuming the proceeds from the transaction were utilized to pay in full the outstanding note payable balances during the periods presented.

(f) To record income tax expense attributable to the gain on the sale of the assets of Spire's Optoelectronics business. This income tax expense amount is reduced by utilization of available net operating loss carryforwards and general business credits that were fully reserved in the historical financial statements of the Company.

(g) To record the net cash proceeds received from the sale of the assets of Spire's Optoelectronics business. A portion of the cash proceeds received from this transaction was used to repay amounts outstanding under the Company's notes payable agreement (see (i) below).

(h) To record the reduction in specific asset categories related to the sale of the assets of Spire's Optoelectronics business.

(i) To record the repayment of amounts outstanding under the Company's notes payable agreement using a portion of the proceeds received from the sale of the assets of Spire's Optoelectronics business.

(j)   To record amount of income taxes payable related to entry (f), above.

(k) To record the reduction in the accumulated deficit/increase in retained earnings related to the net gain on the sale of the assets of Spire's Optoelectronics business.